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                                                                    EXHIBIT 10j6


Schedule identifying substantially identical agreements, between Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Amendment constituting Exhibits 10j5 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2000.

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                                     Name
                                     ----
                               Norman H. Wesley
                               Mark A. Roche